UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: Merrill Lynch Latin America Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Latin America Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 05/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
May 31, 2006

Merrill Lynch
Latin America Fund, Inc.

Merrill Lynch Latin America Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Portfolio Information as of May 31, 2006

--------------------------------------------------------------------------------
Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Petroleo Brasileiro SA ..............................................    14.5%
America Movil, SA de CV .............................................     9.4
Companhia Vale do Rio Doce (Preference 'A' Shares) ..................     9.1
Cemex, SA de CV .....................................................     5.2
Banco Bradesco SA ...................................................     4.9
Banco Itau Holding Financeira SA ....................................     3.5
Usinas Siderurgicas de Minas Gerais SA (Preference 'A' Shares) ......     3.2
Cia de Bebidas das Americas (Preference Shares) .....................     3.1
Tenaris SA ..........................................................     3.1
Wal-Mart de Mexico, SA de CV ........................................     3.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Metals & Mining .....................................................    18.0%
Oil & Gas ...........................................................    14.5
Banks ...............................................................    10.7
Wireless Telecommunication Services .................................     9.9
Beverages ...........................................................     5.7
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
Geographic Allocation                                                Investments
--------------------------------------------------------------------------------
Brazil .............................................................    59.4%
Mexico .............................................................    29.3
Chile ..............................................................     4.9
Argentina ..........................................................     3.9
Panama .............................................................     0.6
Colombia ...........................................................     0.5
Other* .............................................................     1.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in mutual funds and short-term investments.


2       MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation -- via phone, mail, online or in person -- is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006           3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmark for the period and continued to benefit from successful stock selection in its key markets -- Brazil, Mexico and Argentina.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2006, Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +10.97%, +10.55%, +10.55% and +11.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's returns compared favorably with the +8.69% return of the benchmark Morgan Stanley Capital International Emerging Markets (MSCI EM) Latin America Index and were broadly in line with the +10.86% average return of the Lipper Latin American Funds category for the same period. (Funds in this Lipper category concentrate their investments in equity securities with primary trading markets or operations in the Latin American region or in a single country within this region.)

The bulk of the Fund's outperformance relative to the benchmark was the result of strong stock selection across three major markets -- Brazil, Mexico and Argentina, in order of contribution.

The past six months continued to be characterized by significant volatility in Latin American markets. Changes in market direction were driven by a number of factors, including news flow and changes in expectations regarding U.S. interest rates and their impact on the prices of riskier assets; elections throughout Latin America and a perceived shift to the left in the region; Brazilian interest rate policy and the velocity of interest rate cuts; continued commodities demand from China; and the path of the U.S. dollar. As a result, Latin American markets appreciated significantly from November 30 through late January before moving mostly sideways through the middle of April. This was followed by a strong advance from mid-April through mid-May, and then a sharp sell-off from mid-May onward. The Fund tended to perform better while the market was moving up given its overweight position in Brazil and focus on less defensive small- and mid-cap stocks throughout the region. Nonetheless, the Fund was able to outperform its benchmark, as Brazil (our largest exposure) outpaced Mexico (where we had an underweight) during the six-month period.

What changes were made to the portfolio during the period?

As has been the case for several quarters, Brazil remained our top overweight market, representing 59.4% of the Fund's total investments for most of the period. We did not actively adjust our geographic positions during the period. However, the only notable changes at the country level involved reducing Chile further given that market's solid appreciation, mostly caused by strong movements in copper prices; increasing our exposure to Argentina to a neutral weighting; and adding Panama to the portfolio.

In Brazil, given strong fundamentals at both the micro and macro levels, we were comfortable maintaining a large overweight despite market volatility. At the stock level, we continued to expand our exposure to the consumer discretionary sector, adding a new retailer -- Guararapes Confeccoes SA -- to the portfolio and increasing our position in leading beverage company AmBev. In addition, we reintroduced to the portfolio leading airline TAM SA and laboratory DASA, as valuations for both companies returned to attractive levels and secondary offerings led to much improved liquidity. We looked to trade, at the margin, some of the larger-capitalization Brazilian stocks, such as Petroleo Brasileiro SA, Companhia Vale do Rio Doce and the banks, seeking to take advantage of unwarranted market fluctuations.

In Mexico, we maintained a neutral to slightly underweight position for most of the period given the market's valuations, which were close to fair value, and concerns regarding the July 2006 elections. At the stock level, we reintroduced retailer Comerci to the portfolio as the company made some operational changes that we believe should lead to a stronger stock price. We also increased our exposure to global cement company Cemex SA de CV and pan-regional beverage company Femsa. The additions were funded primarily through the sale of two stocks -- telecomm operator Telmex, as we did not see any short-term catalysts that might cause that stock's valuation to improve, and mining company Grupo Mexico, SA de CV given high copper prices and the company's significant exposure to the Peruvian market.


4       MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

In Argentina, we increased our exposure to a neutral weighting for the first time in a long while. This was accomplished through the purchase of Tenaris SA, one of the world's leading oil services companies, and Ternium SA, one of Latin America's largest integrated steel companies. We see strong fundamentals for both companies and found interesting entry points during the period. Finally, in Panama, we have a position in Copa Holdings SA, a leading regional airline for Central America with an outstanding track record.

How would you characterize the Fund's position at the close of the period?

The portfolio is positioned to benefit from the low valuations offered by the Brazilian market and the expected consumer-led economic growth in that country, as well as a continued economic expansion in Chile (and to a certain extent Argentina). Furthermore, the Fund is somewhat insulated from Mexican politics by owning stocks that should not be heavily affected by the result of the country's elections in July.

In Brazil, the central bank reduced interest rates five times during the period, cutting rates from 18.50% at November 30, 2005, to 15.25% at May 31, 2006. We expect the monetary easing cycle to continue, albeit at a slower pace, with the target interest rate finishing 2006 at or below 14%. While this would still leave Brazil with a real interest rate of around 10%, we expect that the significant reduction in rates will result in strong domestic economic growth. This, coupled with continued expansion in the country's trade account as exports continue to perform well, should allow Brazil to post overall gross domestic product (GDP) growth in the area of 4% to 4.5% in 2006, and allow Brazilian companies to record strong double-digits earnings growth for the third year in a row. Brazilian stock valuations remain at the low end of global equity markets and we do not expect any changes in fiscal or monetary policy from the incoming administration, regardless of whether President Lula is re-elected or the Brazilian Social Democracy Party returns to the presidency. As such, Brazil remains our favorite equity market in Latin America.

In Mexico, the potential election of Party of the Democratic Revolution candidate Andres Manuel Lopez Obrador leads us to be more cautious in our approach to that market. Mexican stock valuations are not excessive, but they are at the higher end of their recent history. Our Mexico portfolio is positioned in companies with significant foreign operations, such as America Movil and Cemex, as well companies that we believe should perform well regardless of the winner in the presidential election. Notably, this includes names in the infrastructure and homebuilding sectors. Ultimately, Mexico has sound fiscal policies and an independent central bank focused on targeting inflation, and this should allow the country to continue to do well.

Chilean stock valuations remain at the high end of the emerging markets range, prompting us to underweight that market. The stocks we do own tend to offer exposure to the consumer economy, which should do well in this period of strong copper prices and a strong Chilean peso. In addition, many of our Chilean holdings give us exposure to the Argentine consumer, as our Argentine portfolio is mostly geared toward global players in oil services and steel.

Overall, we remain positive on Latin American equity markets given their attractive valuations relative to their own history and other emerging markets. We also are encouraged by the region's sound fiscal policies, low inflation rates, reduced debt levels both at the public and corporate levels, and strong focus on corporate governance.

As always, we thank you for your interest in Merrill Lynch Latin America Fund.

William M. Landers, CFA
Vice President and Portfolio Manager

June 20, 2006


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006           5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                 6-Month        12-Month        10-Year
As of May 31, 2006                            Total Return    Total Return    Total Return
==========================================================================================
ML Latin America Fund, Inc. Class A Shares*       +10.97%        +57.25%        +275.66%
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares*       +10.55         +56.10         +252.20
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares*       +10.55         +56.08         +246.74
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class I Shares*       +11.10         +57.69         +285.07
------------------------------------------------------------------------------------------
MSCI EM Latin America Index**                     + 8.69         +51.96         +265.92
------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.


6       MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Performance Data (concluded)

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/06                                +57.25%        +49.00%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                              +24.08         +22.75
--------------------------------------------------------------------------------
Ten Years Ended 5/31/06                               +14.15         +13.54
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/06                                  +56.10%        +52.10%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                                +23.10         +22.92
--------------------------------------------------------------------------------
Ten Years Ended 5/31/06                                 +13.42         +13.42
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/06                                  +56.08%        +55.08%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                                +23.12         +23.12
--------------------------------------------------------------------------------
Ten Years Ended 5/31/06                                 +13.24         +13.24
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
One Year Ended 5/31/06                                                   +57.69%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                                                 +24.41
--------------------------------------------------------------------------------
Ten Years Ended 5/31/06                                                  +14.43
--------------------------------------------------------------------------------


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006           7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                       Beginning          Ending       During the Period*
                                                     Account Value     Account Value    December 1, 2005
                                                    December 1, 2005   May 31, 2006     to May 31, 2006
=========================================================================================================
Actual
=========================================================================================================
Class A                                                  $1,000          $1,109.70           $ 7.99
---------------------------------------------------------------------------------------------------------
Class B                                                  $1,000          $1,105.50           $12.02
---------------------------------------------------------------------------------------------------------
Class C                                                  $1,000          $1,105.50           $12.02
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000          $1,111.00           $ 6.68
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                  $1,000          $1,017.32           $ 7.64
---------------------------------------------------------------------------------------------------------
Class B                                                  $1,000          $1,013.48           $11.50
---------------------------------------------------------------------------------------------------------
Class C                                                  $1,000          $1,013.48           $11.50
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000          $1,018.57           $ 6.39
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.52% for Class A, 2.29% for Class B, 2.29% for Class C and 1.27% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Consolidated Schedule of Investments                           (in U.S. dollars)

                                                        Shares
Country     Industry          Common Stocks               Held          Value
================================================================================
Argentina--3.9%
            Commercial Banks--0.2%
            Banco Macro Bansud SA (a)                   36,000      $    784,800
            --------------------------------------------------------------------
            Electric Utilities--0.1%
            Endesa Costanera SA (b)                    300,498           251,410
            --------------------------------------------------------------------
            Metals & Mining--3.6%
            Tenaris SA (a)                             322,000        11,878,580
            Ternium SA (a)(b)                           84,000         1,965,600
                                                                    ------------
                                                                      13,844,180
            --------------------------------------------------------------------
            Total Common Stocks in Argentina                          14,880,390
================================================================================
Brazil--58.6%
            Airlines--1.1%
            Gol-Linhas Aereas Inteligentes
              SA (a)(e)                                 70,000         2,188,200
            Tam SA (a)(b)                               90,000         2,021,400
                                                                    ------------
                                                                       4,209,600
            --------------------------------------------------------------------
            Apparel, Accessories &
            Luxury Goods--0.0%
            Empresa Nacional de Comercio
              Redito e Participacoes SA
              (Preference Shares)                   12,284,085           106,702
            --------------------------------------------------------------------
            Automobiles--0.1%
            Localiza Rent A Car SA                      26,000           429,099
            --------------------------------------------------------------------
            Banks--9.3%
            Banco Bradesco SA (a)                      623,000        19,032,650
            Banco Itau Holding Financeira SA (a)       502,000        13,373,280
            Uniao de Bancos Brasileiros SA (a)          56,000         3,574,480
                                                                    ------------
                                                                      35,980,410
            --------------------------------------------------------------------
            Beverages--3.4%
            Cia de Bebidas das Americas (a)             30,000         1,079,100
            Cia de Bebidas das Americas
              (Preference Shares) (a)                  295,000        12,092,050
                                                                    ------------
                                                                      13,171,150
            --------------------------------------------------------------------
            Building Products--0.2%
            Duratex SA (Preference Shares)             117,000           980,717
            --------------------------------------------------------------------
            Cosmetics & Toiletries--0.8%
            Natura Cosmeticos SA                       315,000         3,146,580
            --------------------------------------------------------------------
            Diversified Consumer
            Services--0.4%
            Guararapes Confeccoes SA                    39,000         1,481,746
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services--1.7%
            Tele Norte Leste Participacoes SA          231,600         6,437,525
            --------------------------------------------------------------------
            Electric Utilities--2.3%
            AES Tiete SA                            47,000,000         1,114,528
            CPFL Energia SA (a)                         57,000         2,114,130
            EDP--Energias do Brasil SA                 181,001         2,201,098
            Equatorial Energia SA (b)                  176,000         1,090,015
            Tractebel Energia SA                       313,000         2,324,560
                                                                    ------------
                                                                       8,844,331
            --------------------------------------------------------------------
            Food Products--0.5%
            Perdigao SA                                198,000         1,977,850
            --------------------------------------------------------------------
            Industrial Materials--0.3%
            Marcopolo SA                               358,000         1,086,827
            --------------------------------------------------------------------
            Insurance--0.7%
            Porto Seguro SA                            175,000         2,774,159
            --------------------------------------------------------------------
            Internet & Catalog Retail--0.8%
            Submarino SA                               145,000         2,957,937
            --------------------------------------------------------------------
            Machinery--0.7%
            Iochpe Maxion SA                           124,800         1,089,459
            Weg SA                                     410,000         1,433,442
                                                                    ------------
                                                                       2,522,901
            --------------------------------------------------------------------
            Media--0.4%
            Vivax SA (b)                               108,000         1,383,713
            --------------------------------------------------------------------
            Medical Services--0.4%
            Diagnosticos da America SA (b)              89,000         1,778,067
            --------------------------------------------------------------------
            Metals & Mining--13.6%
            Arcelor Brasil SA                           94,000         1,379,891
            Bradespar SA (Preference Shares)            69,000         2,247,557
            Companhia Vale do Rio Doce
              (Preference 'A' Shares) (a)              900,000        35,109,000
            Lupatech SA (b)                            117,000         1,143,323
            Usinas Siderurgicas de Minas Gerais SA
              (Preference 'A' Shares)                  380,000        12,460,369
                                                                    ------------
                                                                      52,340,140
            --------------------------------------------------------------------
            Multiline Retail--1.5%
            Lojas Americanas SA                     51,000,000         1,786,384
            Lojas Renner SA                             77,000         3,946,146
                                                                    ------------
                                                                       5,732,530
            --------------------------------------------------------------------
            Oil & Gas--14.5%
            Petroleo Brasileiro SA (a)                 730,000        55,742,800
            --------------------------------------------------------------------
            Paper--0.7%
            Klabin SA                                  589,000         1,266,254
            Suzano Bahia Sul Papel e Celulose SA       243,000         1,403,648
                                                                    ------------
                                                                       2,669,902
            --------------------------------------------------------------------
            Public Thoroughfares--1.0%
            Cia de Concessoes Rodoviarias              336,000         2,517,264
            Obrascon Huarte Lain Brasil SA (b)         125,000         1,340,934
                                                                    ------------
                                                                       3,858,198
            --------------------------------------------------------------------
            Pulp--0.6%
            Aracruz Celulose SA (a)                     42,000         2,148,300
            --------------------------------------------------------------------
            Real Estate--1.5%
            Co SA (b)                                   60,000           317,915
            Cyrela Brazil Realty SA                    296,000         3,985,234
            Gafisa SA (b)                              140,000         1,434,962
                                                                    ------------
                                                                       5,738,111
            --------------------------------------------------------------------
            Transportation--1.3%
            All America Latina Logistica SA             80,000         5,124,864
            --------------------------------------------------------------------
            Water--0.4%
            Companhia de Saneamento de
              Minas Gerais                             178,000         1,437,915
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--0.4%
            Tim Participacoes SA                   155,000,000           494,788
            Tim Participacoes SA
              Preference Shares                    451,609,700         1,080,725
                                                                    ------------
                                                                       1,575,513
            --------------------------------------------------------------------
            Total Common Stocks in Brazil                            225,637,587
================================================================================


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006           9

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

                                                        Shares
Country     Industry          Common Stocks               Held         Value
================================================================================
Chile--4.8%
            Beverages--0.1%
            Embotelladora Andina SA Class B (a)         36,000      $    513,000
            --------------------------------------------------------------------
            Commercial Banks--0.4%
            Banco Santander Chile SA (a)                44,000         1,784,200
            --------------------------------------------------------------------
            Electric Utilities--1.7%
            Empresa Nacional de Electricidad SA (a)    160,000         4,324,800
            Enersis SA (a)                             197,000         2,297,020
                                                                    ------------
                                                                       6,621,820
            --------------------------------------------------------------------
            Food & Staples Retailing--1.3%
            Centros Comerciales Sudamericanos SA     1,500,000         3,705,202
            Ripley Corp. SA                          1,270,000         1,146,835
                                                                    ------------
                                                                       4,852,037
            --------------------------------------------------------------------
            Paper--0.4%
            Masisa SA (Preference Shares) (a)          180,000         1,504,800
            --------------------------------------------------------------------
            Water--0.9%
            Inversiones Aguas Metropolitanas
              SA (a)(b)                                152,000         3,145,518
            Inversiones Aguas Metropolitanas
              SA (b)                                   145,000           150,033
                                                                    ------------
                                                                       3,295,551
            --------------------------------------------------------------------
            Total Common Stocks in Chile                              18,571,408
================================================================================
Colombia--0.5%
            Banks--0.5%
            BanColombia SA (a)                          66,000         1,782,000
            --------------------------------------------------------------------
            Total Common Stocks in Colombia                            1,782,000
================================================================================
Mexico--29.0%
            Airports--0.9%
            Grupo Aeroportuario del Pacifico,
              SA de CV (a)                             108,000         3,596,400
            --------------------------------------------------------------------
            Banks--0.9%
            Grupo Financiero Banorte, SA de CV 'O'   1,450,000         3,477,009
            --------------------------------------------------------------------
            Beverages--2.2%
            Fomento Economico Mexicano,
              SA de CV (a)                             100,000         8,579,000
            --------------------------------------------------------------------
            Broadcasting & Cable TV--1.9%
            Grupo Televisa, SA (a)                     400,000         7,356,000
            --------------------------------------------------------------------
            Building--Home Builders--2.3%
            Corporacion GEO, SA de CV Series B (b)   2,600,000         9,015,041
            --------------------------------------------------------------------
            Construction & Engineering--0.7%
            Empresas ICA Sociedad Controladora,
              SA de CV (b)                             780,000         2,518,232
            --------------------------------------------------------------------
            Construction Materials--5.2%
            Cemex, SA de CV (a)(b)                     350,000        19,939,500
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services--0.3%
            Axtel, SA de CV (b)                        529,000         1,062,160
            --------------------------------------------------------------------
            Food & Staples Retailing--0.4%
            Alsea SA                                   413,000         1,541,597
            --------------------------------------------------------------------
            Household Products--0.6%
            Kimberly-Clark de Mexico, SA de CV         613,000         2,082,092
            --------------------------------------------------------------------
            Metals & Mining--0.8%
            Grupo Mexico, SA de CV                   1,140,000         3,246,901
            --------------------------------------------------------------------
            Multiline Retail--3.3%
            Controladora Comercial Mexicana,
              SA de CV                                 696,000         1,092,738
            Wal-Mart de Mexico, SA de CV             4,250,000        11,649,809
                                                                    ------------
                                                                      12,742,547
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--9.5%
            America Movil, SA de CV (a)              1,113,000        36,350,580
            --------------------------------------------------------------------
            Total Common Stocks in Mexico                            111,507,059
================================================================================
Panama--0.6%
            Airlines--0.6%
            Copa Holdings SA Class A                   100,000         2,380,000
            --------------------------------------------------------------------
            Total Common Stocks in Panama                              2,380,000
================================================================================
Venezuela--0.0%
            Metals & Mining--0.0%
            International Briquettes Holding (b)        27,350                 0
            --------------------------------------------------------------------
            Total Common Stocks in Venezuela                                   0
================================================================================
            Total Common Stocks
            (Cost--$262,804,124)--97.4%                              374,758,444
================================================================================

                           Mutual Funds
================================================================================
United Kingdom--0.8%
            Merrill Lynch Latin American Investment
              Trust Plc (c)                            589,700         3,249,811
            --------------------------------------------------------------------
            Total Mutual Funds
            (Cost--$3,874,149)--0.8%                                   3,249,811
================================================================================

                           Short-Term               Beneficial
                           Securities                 Interest
================================================================================
            Merrill Lynch Liquidity Series, LLC
              Cash Sweep Series I, 4.85% (c)(f)     $1,479,612         1,479,612
            Merrill Lynch Liquidity Series, LLC
              Money Market Series, 5.04% (c)(d)(f)     620,000           620,000
            --------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$2,099,612)--0.6%                                   2,099,612
================================================================================
            Total Investments
            (Cost--$268,777,885*)--98.8%                             380,107,867

            Other Assets Less Liabilities--1.2%                        4,595,395
                                                                    ------------
            Net Assets--100.0%                                      $384,703,262
                                                                    ============


10      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Consolidated Schedule of Investments (concluded)               (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $269,024,449
                                                                   ============
      Gross unrealized appreciation ..........................     $116,962,879
      Gross unrealized depreciation ..........................       (5,879,461)
                                                                   ------------
      Net unrealized appreciation ............................     $111,083,418
                                                                   ============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------
                                                                                 Dividend/
                                                                    Net          Interest
      Affiliate                                                  Activity         Income
      ------------------------------------------------------------------------------------
      Merrill Lynch Latin American Investment Trust Plc             589,700         $ 767
      Merrill Lynch Liquidity Series, LLC Cash
        Sweep Series I                                         $(3,481,530)      $107,610
      Merrill Lynch Liquidity Series, LLC Money
        Market Series                                          $    620,000      $ 12,111
      ------------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Represents the current yield as of 5/31/2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          11

Consolidated Statement of Assets and Liabilities

As of May 31, 2006
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities loaned
              of $625,200) (identified cost--$262,804,124) ................................                      $ 374,758,444
            Investments in affiliated securities, at value (identified cost--$5,973,761) ..                          5,349,423
            Cash ..........................................................................                          1,979,028
            Foreign cash (cost--$325,714) .................................................                            322,619
            Receivables:
               Securities sold ............................................................    $   2,742,197
               Capital shares sold ........................................................        1,187,250
               Dividends ..................................................................        1,074,192
               Securities lending .........................................................            2,474         5,006,113
                                                                                               -------------
            Prepaid expenses and other assets .............................................                             47,910
                                                                                                                 -------------
            Total assets ..................................................................                        387,463,537
                                                                                                                 -------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value .....................................                            620,000
            Payables:
               Capital shares redeemed ....................................................        1,532,953
               Investment adviser .........................................................          316,622
               Other affiliates ...........................................................          140,034
               Distributor ................................................................          103,050
               Securities purchased .......................................................           45,587         2,138,246
                                                                                               -------------
            Other liabilities .............................................................                              2,029
                                                                                                                 -------------
            Total liabilities .............................................................                          2,760,275
                                                                                                                 -------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
            Net assets ....................................................................                      $ 384,703,262
                                                                                                                 =============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                      $     401,048
            Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                             36,291
            Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                            110,497
            Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                            407,878
            Paid-in capital in excess of par ..............................................                        339,588,822
            Undistributed investment income--net ..........................................    $   2,653,035
            Accumulated realized capital losses--net ......................................      (69,822,874)
            Unrealized appreciation--net ..................................................      111,328,565
                                                                                               -------------
            Total accumulated earnings--net ...............................................                         44,158,726
                                                                                                                 -------------
            Net Assets ....................................................................                      $ 384,703,262
                                                                                                                 =============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $162,048,402 and 4,010,478 shares outstanding .                      $       40.41
                                                                                                                 =============
            Class B--Based on net assets of $14,082,854 and 362,910 shares outstanding ....                      $       38.81
                                                                                                                 =============
            Class C--Based on net assets of $42,341,247 and 1,104,967 shares outstanding ..                      $       38.32
                                                                                                                 =============
            Class I--Based on net assets of $166,230,759 and 4,078,781 shares outstanding .                      $       40.76
                                                                                                                 =============

      See Notes to Consolidated Financial Statements.


12      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Consolidated Statement of Operations

For the Six Months Ended May 31, 2006
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $513,049 foreign withholding tax and including $767 from
              affiliates) .................................................................                      $   6,755,836
            Interest from affiliates ......................................................                            107,610
            Securities lending--net .......................................................                             12,111
                                                                                                                 -------------
            Total income ..................................................................                          6,875,557
                                                                                                                 -------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ......................................................    $   2,018,266
            Account maintenance fees--Class A .............................................          214,967
            Account maintenance and distribution fees--Class C ............................          199,065
            Custodian fees ................................................................          142,587
            Transfer agent fees--Class I ..................................................           88,249
            Transfer agent fees--Class A ..................................................           86,156
            Accounting services ...........................................................           77,084
            Account maintenance and distribution fees--Class B ............................           74,587
            Professional fees .............................................................           38,292
            Registration fees .............................................................           27,844
            Printing and shareholder reports ..............................................           27,353
            Transfer agent fees--Class C ..................................................           23,134
            Directors' fees and expenses ..................................................           21,671
            Transfer agent fees--Class B ..................................................            8,958
            Pricing fees ..................................................................            2,329
            Other .........................................................................           13,387
                                                                                               -------------
            Total expenses ................................................................                          3,063,929
                                                                                                                 -------------
            Investment income--net ........................................................                          3,811,628
                                                                                                                 -------------
==============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ...........................................................       33,379,587
               Foreign currency transactions--net .........................................           (7,352)       33,372,235
                                                                                               -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ...........................................................       (5,523,135)
               Foreign currency transactions--net .........................................          (21,874)       (5,545,009)
                                                                                               -------------------------------
            Total realized and unrealized gain--net .......................................                         27,827,226
                                                                                                                 -------------
            Net Increase in Net Assets Resulting from Operations ..........................                      $  31,638,854
                                                                                                                 =============

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          13

Consolidated Statements of Changes in Net Assets

                                                                                                For the Six         For the
                                                                                                Months Ended       Year Ended
                                                                                                   May 31,        November 30,
Increase (Decrease) in Net Assets:                                                                  2006              2005
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ........................................................    $   3,811,628     $   3,719,693
            Realized gain--net ............................................................       33,372,235        23,803,220
            Change in unrealized appreciation/depreciation--net ...........................       (5,545,009)       83,085,019
                                                                                               -------------------------------
            Net increase in net assets resulting from operations ..........................       31,638,854       110,607,932
                                                                                               -------------------------------
==============================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A ....................................................................       (1,938,797)       (1,333,099)
               Class B ....................................................................          (76,298)          (85,843)
               Class C ....................................................................         (315,049)          (80,874)
               Class I ....................................................................       (2,173,490)         (926,811)
                                                                                               -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ...........       (4,503,634)       (2,426,627)
                                                                                               -------------------------------
==============================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from capital share transactions ............       45,963,816        54,977,709
                                                                                               -------------------------------
==============================================================================================================================
Redemption Fees
------------------------------------------------------------------------------------------------------------------------------
            Redemption fees ...............................................................           48,341           355,418
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ..................................................       73,147,377       163,514,432
            Beginning of period ...........................................................      311,555,885       148,041,453
                                                                                               -------------------------------
            End of period* ................................................................    $ 384,703,262     $ 311,555,885
                                                                                               ===============================
               * Undistributed investment income--net .....................................    $   2,653,035     $   3,345,041
                                                                                               ===============================

      See Notes to Consolidated Financial Statements.


14      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Consolidated Financial Highlights

                                                                           Class A
                                         -------------------------------------------------------------------------
The following per share data             For the Six                          For the Year Ended
and ratios have been derived             Months Ended                             November 30,
from information provided in                May 31,         ------------------------------------------------------
the financial statements.                    2006             2005            2004           2003           2002
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  36.93         $  22.45        $  15.71       $  10.15       $  11.56
                                           -----------------------------------------------------------------------
Investment income--net** ...............        .40              .51             .29            .19            .16
Realized and unrealized gain (loss)--net       3.59            14.29            6.72           5.40          (1.57)
                                           -----------------------------------------------------------------------
Total from investment operations .......       3.99            14.80            7.01           5.59          (1.41)
                                           -----------------------------------------------------------------------
Less dividends from investment
  income--net ..........................       (.51)            (.37)           (.27)          (.03)            --
                                           -----------------------------------------------------------------------
Redemption fees ........................         --+             .05              --+            --             --
                                           -----------------------------------------------------------------------
Net asset value, end of period .........   $  40.41         $  36.93        $  22.45       $  15.71       $  10.15
                                           =======================================================================
==================================================================================================================
Total Investment Return***
------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....      10.97%@          67.10%          45.35%         55.23%        (12.20%)
                                           =======================================================================
==================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------
Expenses ...............................       1.52%*           1.68%           1.85%          2.07%          2.10%
                                           =======================================================================
Investment income--net .................       1.89%*           1.81%           1.60%          1.52%          1.37%
                                           =======================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $162,048         $139,062        $ 81,969       $ 62,145       $ 42,062
                                           =======================================================================
Portfolio turnover .....................      23.13%           47.35%          56.80%         57.86%         45.85%
                                           =======================================================================

                                                                           Class B
                                         ----------------------------------------------------------------------
The following per share data             For the Six                        For the Year Ended
and ratios have been derived             Months Ended                           November 30,
from information provided in                May 31,        ----------------------------------------------------
the financial statements.                    2006            2005           2004           2003          2002
===============================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  35.33        $  21.45       $  15.01       $   9.75      $  11.20
                                           --------------------------------------------------------------------
Investment income--net** ...............        .23             .29            .15            .08           .07
Realized and unrealized gain (loss)--net       3.46           13.70           6.43           5.18         (1.52)
                                           --------------------------------------------------------------------
Total from investment operations .......       3.69           13.99           6.58           5.26         (1.45)
                                           --------------------------------------------------------------------
Less dividends from investment
  income--net ..........................       (.22)           (.16)          (.14)            --            --
                                           --------------------------------------------------------------------
Redemption fees ........................        .01             .05             --+            --            --
                                           --------------------------------------------------------------------
Net asset value, end of period .........   $  38.81        $  35.33       $  21.45       $  15.01      $   9.75
                                           ====================================================================
===============================================================================================================
Total Investment Return***
---------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....      10.55%@         65.91%         44.16%         53.95%       (12.95%)
                                           ====================================================================
===============================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------
Expenses ...............................       2.29%*          2.46%          2.64%          2.89%         2.91%
                                           ====================================================================
Investment income--net .................       1.13%*          1.10%           .86%           .75%          .62%
                                           ====================================================================
===============================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $ 14,083        $ 12,144       $ 11,497       $ 15,129      $ 18,259
                                           ====================================================================
Portfolio turnover .....................      23.13%          47.35%         56.80%         57.86%        45.85%
                                           ====================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          15

Consolidated Financial Highlights (concluded)

                                                                           Class C
                                         -------------------------------------------------------------------------
The following per share data             For the Six                          For the Year Ended
and ratios have been derived             Months Ended                             November 30,
from information provided in                May 31,         ------------------------------------------------------
the financial statements.                    2006             2005            2004           2003           2002
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  35.07         $  21.38        $  15.00       $   9.74       $  11.19
                                           -----------------------------------------------------------------------
Investment income--net** ...............        .23              .25             .14            .08            .07
Realized and unrealized gain (loss)--net       3.42            13.64            6.41           5.18          (1.52)
                                           -----------------------------------------------------------------------
Total from investment operations .......       3.65            13.89            6.55           5.26          (1.45)
                                           -----------------------------------------------------------------------
Less dividends from investment
  income--net ..........................       (.41)            (.25)           (.17)            --             --
                                           -----------------------------------------------------------------------
Redemption fees ........................        .01              .05              --+            --             --
                                           -----------------------------------------------------------------------
Net asset value, end of period .........   $  38.32         $  35.07        $  21.38       $  15.00       $   9.74
                                           =======================================================================
==================================================================================================================
Total Investment Return***
------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....      10.55%@          65.90%          44.15%         54.00%        (12.96%)
                                           =======================================================================
==================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------
Expenses ...............................       2.29%*           2.45%           2.63%          2.88%          2.91%
                                           =======================================================================
Investment income--net .................       1.11%*            .94%            .80%           .71%           .59%
                                           =======================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $ 42,341         $ 25,071        $  6,655       $  4,074       $  3,084
                                           =======================================================================
Portfolio turnover .....................      23.13%           47.35%          56.80%         57.86%         45.85%
                                           =======================================================================

                                                                           Class I
                                         ----------------------------------------------------------------------
The following per share data             For the Six                        For the Year Ended
and ratios have been derived             Months Ended                          November 30,
from information provided in                May 31,        ----------------------------------------------------
the financial statements.                    2006            2005           2004           2003          2002
===============================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  37.27        $  22.64       $  15.83       $  10.23      $  11.66
                                           --------------------------------------------------------------------
Investment income--net** ...............        .46             .57            .33            .22           .19
Realized and unrealized gain (loss)--net       3.60           14.42           6.79           5.44         (1.59)
                                           --------------------------------------------------------------------
Total from investment operations .......       4.06           14.99           7.12           5.66         (1.40)
                                           --------------------------------------------------------------------
Less dividends from investment
  income--net ..........................       (.58)           (.41)          (.31)          (.06)         (.03)
                                           --------------------------------------------------------------------
Redemption fees ........................        .01             .05             --+            --            --
                                           --------------------------------------------------------------------
Net asset value, end of period .........   $  40.76        $  37.27       $  22.64       $  15.83      $  10.23
                                           ====================================================================
===============================================================================================================
Total Investment Return***
---------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....      11.10%@         67.55%         45.73%         55.61%       (12.04%)
                                           ====================================================================
===============================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------
Expenses ...............................       1.27%*          1.43%          1.60%          1.81%         1.85%
                                           ====================================================================
Investment income--net .................       2.13%*          1.98%          1.81%          1.78%         1.63%
                                           ====================================================================
===============================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $166,231        $135,279       $ 47,921       $ 27,811      $ 17,018
                                           ====================================================================
Portfolio turnover .....................      23.13%          47.35%         56.80%         57.86%        45.85%
                                           ====================================================================

*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


16      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Notes to Consolidated Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          17
during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.


18      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class A ..................................         .25%                 --
Class B ..................................         .25%                .75%
Class C ..................................         .25%                .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 16,232              $200,644
Class I ............................              $      8                    --
--------------------------------------------------------------------------------


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          19

For the six months ended May 31, 2006, MLPF&S received contingent deferred sales charges of $29,937 and $30,334 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,016 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended May 31, 2006, MLIM, LLC received $5,243 in securities lending agent fees.

For the six months ended May 31, 2006, the Fund reimbursed MLIM $3,343 for certain accounting services.

In addition, MLPF&S received $41,120 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2006 were $135,211,944 and $89,776,095, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $45,963,816 and $54,977,709 for the six months ended May 31, 2006 and the year ended November 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended May 31, 2006                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           930,085       $ 39,025,362
Automatic conversion of shares ...........            38,313          1,604,326
Shares issued to shareholders In
  reinvestment of dividends ..............            44,238          1,600,540
                                                -------------------------------
Total issued .............................         1,012,636         42,230,228
Shares redeemed ..........................          (767,418)       (32,259,087)
                                                -------------------------------
Net increase .............................           245,218       $  9,971,141
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,485,104       $ 40,057,939
Automatic conversion of shares ...........           206,329          5,718,018
Shares issued to shareholders in
  reinvestment of dividends ..............            46,522          1,077,449
                                                -------------------------------
Total issued .............................         1,737,955         46,853,406
Shares redeemed ..........................        (1,624,528)       (43,327,517)
                                                -------------------------------
Net increase .............................           113,427       $  3,525,889
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended May 31, 2006                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           143,268       $  5,856,054
Shares issued to shareholders In
  reinvestment of dividends ..............             1,877             66,196
                                                -------------------------------
Total issued .............................           145,145          5,922,250
                                                -------------------------------
Automatic conversion of shares ...........           (39,876)        (1,604,326)
Shares redeemed ..........................           (86,136)        (3,484,482)
                                                -------------------------------
Total redeemed ...........................          (126,012)        (5,088,808)
                                                -------------------------------
Net increase .............................            19,133       $    833,442
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           158,749       $  4,289,555
Shares issued to shareholders in
  reinvestment of dividends ..............             3,129             69,840
                                                -------------------------------
Total issued .............................           161,878          4,359,395
                                                -------------------------------
Automatic conversion of shares ...........          (214,990)        (5,718,018)
Shares redeemed ..........................          (139,045)        (3,746,823)
                                                -------------------------------
Total redeemed ...........................          (354,035)        (9,464,841)
                                                -------------------------------
Net decrease .............................          (192,157)      $ (5,105,446)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended May 31, 2006                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           642,386       $ 26,024,395
Shares issued to shareholders In
  reinvestment of dividends ..............             7,792            269,785
                                                -------------------------------
Total issued .............................           650,178         26,294,180
Shares redeemed ..........................          (260,152)       (10,303,426)
                                                -------------------------------
Net increase .............................           390,026       $ 15,990,754
                                                ===============================


20      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Notes to Consolidated Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           560,993       $ 15,756,268
Shares issued to shareholders in
  reinvestment of dividends ..............             2,999             66,431
                                                -------------------------------
Total issued .............................           563,992         15,822,699
Shares redeemed ..........................          (160,291)        (4,260,680)
                                                -------------------------------
Net increase .............................           403,701       $ 11,562,019
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended May 31, 2006                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,843,146       $ 79,008,409
Shares issued to shareholders In
  reinvestment of dividends ..............            56,724          2,065,916
                                                -------------------------------
Total issued .............................         1,899,870         81,074,325
Shares redeemed ..........................        (1,450,873)       (61,905,846)
                                                -------------------------------
Net increase .............................           448,997       $ 19,168,479
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,655,231       $ 76,713,225
Shares issued to shareholders in
  reinvestment of dividends ..............            37,478            873,985
                                                -------------------------------
Total issued .............................         2,692,709         77,587,210
Shares redeemed ..........................        (1,179,987)       (32,591,963)
                                                -------------------------------
Net increase .............................         1,512,722       $ 44,995,247
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of other lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended May 31, 2006.

6. Commitments:

At May 31, 2006, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell a foreign currency with approximate values of $46,000 and $15,000, respectively.

7. Capital Loss Carryforward:

On November 30, 2005, the Fund had a net capital loss carryforward of $102,736,929, of which $30,244,212 expires in 2006, $26,681,113 expires in 2007,
$4,233,519 expires in 2009, $30,609,327 expires in 2010 and $10,968,758 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          21

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director, whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to a retail offshore fund under a similar investment mandate. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in May 2006, the independent directors' and Board's review included the following:


22      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail and institutional Latin American funds, for the periods ended February 28, 2006, the Fund's performance after fees and expenses ranked in the first quintile for each of the one-year, three-year, and five-year periods. The Board also considered the Fund's performance based on annualized total return and noted that the Fund's total return was in the first quintile for each of the one-year periods ended February 28, 2006, 2005 and 2004, in the second quintile for the prior year, and in the fourth quintile for the one-year period ended February 28, 2002. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Landers, the Fund's senior portfolio manager, has more than 11 years of experience in analyzing and investing in Latin American equity securities. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to a retail offshore fund with a similar investment mandate. It was noted that the fees charged by the Investment Adviser to the retail offshore fund were higher than those being charged to the Fund. The Board noted that the Fund's actual and contractual management fees and actual total expenses including investment-related expenses were below the median of expenses of comparable funds as classified by Lipper. The Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          23

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds


24      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006
      advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in May 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          25
benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the


26      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          27

Disclosure of New Investment Advisory Agreement (concluded)

comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


28      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
William M. Landers, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          29

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


30      MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH LATIN AMERICA FUND, INC.          MAY 31, 2006          31

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Latin America Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16140 -- 5/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Latin America Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Latin America Fund, Inc.

Date: July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Latin America Fund, Inc.

Date: July 21, 2006


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Latin America Fund, Inc.

Date: July 21, 2006